[barcode] DC/1621361-1/Confirm

SWAP TRANSACTION CONFIRMATION

Date:	October 31, 2006
To:
WELLS FARGO BANK, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to HSI Asset Securitization Corporation Trust 2006, HE1, Mortgage Pass-Through Certificates, Series 2006-HE1
 ("Counterparty")

Address:	HSI Asset Securitization Corporation 452 Fifth Avenue
New York NY
10018 USA
Attention:	Sir or Madam
From:	Wachovia Bank, N.A. ("Wachovia")
Ref. No:	1621361

Dear Sir or Madam:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are due for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive difference, if any, between the Fixed Amount and the Floating Amount, and the Floating Rate Payer shall pay the positive difference, if any, between the Floating Amount and the Fixed Amount.
1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:	Interest Rate Swap
Currency for Payments:	U.S. Dollars
Term:
Trade Date:	October 31, 2006
Effective Date:	November 27, 2006. in respect of Floating Amounts
November 25, 2006 in respect of Fixed Amounts
Termination Date:	June 25, 2010 in respect of Floating Amounts, subject to adjustment in accordance with the Following Business Day Convention.
June 25, 2010 in respect of Fixed Amounts

Fixed Amounts:

Fixed Rate Payer:	Counterparty
Notional Amount:	For a Calculation Period, the amount set forth opposite that Calculation Period on Attachment I hereto

Period End Dates:	Monthly on the 25th of each month commencing December 25, 2006, through and including the Termination Date; No Adjustment.
Payment Dates:
Monthly on the 1st New York Banking Days preceding the Period End Dates commencing December 22, 2006, through and including June 24, 2010.  Notwithstanding the provisions of Section 4.9(a) of the 2000 ISDA Definitions, the Termination Date shall not be a Payment Date hereunder. The final Payment Date shall be June 24, 2010

Business Day:	New York
Fixed Rate:	5.15%
Fixed Rate Day Count Fraction:	30/360

Additional Fixed Amounts I:

Fixed Amount Payer:	Counterparty
Fixed Amount:	USD 4,037,000.00 This Fixed Amount has been netted with the Fixed Amount of the Rate Cap Transaction with our reference number 1621393
Fixed Amount
Payment Date:	November 03, 2006

Floating Amounts:

Floating Rate Payer:	Wachovia
Notional Amount:	For a Calculation Period, the amount set forth opposite that Calculation Period on Attachment II hereto
Period End Dates:	Monthly on the 25th of each month commencing December 26, 2006, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Payment Dates:
Monthly on the 1st New York Banking Days preceding the Period End Dates commencing December 22, 2006, through and including June 24, 2010.  Notwithstanding the provisions of Section 4.9(a) of the 2000 ISDA Definitions, the Termination Date shall not be a Payment Date hereunder. The final Payment Date shall be June 24, 2010

Business Day:	New York
Floating Rate for initial Calculation Period:	Determined two London Banking Days prior to the Effective Date
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	Wachovia
Payment Instructions:	Wachovia Bank, N.A.
CIB Group, ABA 053000219
Ref: Derivative Desk (Trade No: 1621361)
Account #: 04659360006116

Wachovia Contacts:	Settlement and/or Rate Resets:
1-800-249-3865
1-704-383-8429

Documentation:
Tel: (704) 383-4599
Fax: (704) 383-9139

Collateral:
Tel: (704) 383-9529
Please quote transaction reference number.
Payments to Counterparty:	Please provide written payment instructions.
Wachovia will make no payments until
written payment instructions are received.
Phone: 1-800-249-3865 Fax: 1-704-383-8429

Documentation

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement between Wachovia and Counterparty dated as of November 03, 2006, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

Very truly yours,
Wachovia Bank, N.A.

By: /s/ Kim V. Farr
Name: Kim V. Farr
Title: Director
SP__ Ref. No. 1621361
Accepted and Confirmed as of date first written above:
WELLS FARGO BANK, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to HSI Asset Securitization Corporation Trust 2006, HE1, Mortgage Pass-Through Certificates, Series 2006-HE1

By: /s/ Amy Doyle
Name: Amy Doyle
Title: Vice President

ATTACHMENT I Amortization Schedule for 1621361

Calculation Period (from and including, to but excluding)			USD Notional Amount	USD Notional Reduction (at end of period)
25 Nov 06	to	25 Dec 06	1,224,396,325.00	20,727,641.00
25 Dec 06	to	25 Jan 07	1,203,668,684.00	24,508,339.00
25 Jan 07	to	25 Feb 07	1,179,160,345.00	28,256,263.00
25 Feb 07	to	25 Mar 07	1,150,904,082.00	31,933,205.00
25 Mar 07	to	25 Apr 07	1,118,970,877.00	35,499,625.00
25 Apr 07	to	25 May 07	1,083,471,252.00	38,914,596.00
25 May 07	to	25 Jun 07	1,044,556,656.00	42,135,028.00
25 Jun 07	to	25 Jul 07	1,002,421,628.00	45,119,226.00
25 Jul 07	to	25 Aug 07	957,302,402.00	45,704,415.00
25 Aug 07	to	25 Sep 07	911,597,987.00	43,605,097.00
25 Sep 07	to	25 Oct 07	867,992,890.00	41,506,379.00
25 Oct 07	to	25 Nov 07	826,486,511.00	39,509,980.00
25 Nov 07	to	25 Dec 07	786,976,531.00	37,609,856.00
25 Dec 07	to	25 Jan 08	749,366,675.00	35,762,117.00
25 Jan 08	to	25 Feb 08	713,604,558.00	34,007,563.00
25 Feb 08	to	25 Mar 08	679,596,995.00	32,384,176.00
25 Mar 08	to	25 Apr 08	647,212,819.00	30,859,299.00
25 Apr 08	to	25 May 08	616,353,520.00	29,409,973.00
25 May 08	to	25 Jun 08	586,943,547.00	38,396,671.00
25 Jun 08	to	25 Jul 08	548,546,876.00	47,021,774.00
25 Jul 08	to	25 Aug 08	501,525,102.00	42,447,414.00
25 Aug 08	to	25 Sep 08	459,077,688.00	38,333,670.00
25 Sep 08	to	25 Oct 08	420,744,018.00	34,671,607.00
25 Oct 08	to	25 Nov 08	386,072,411.00	26,679,399.00
25 Nov 08	to	25 Dec 08	359,393,012.00	19,267,884.00
25 Dec 08	to	25 Jan 09	340,125,128.00	18,215,698.00
25 Jan 09	to	25 Feb 09	321,909,430.00	17,614,624.00
25 Feb 09	to	25 Mar 09	304,294,806.00	18,392,119.00
25 Mar 09	to	25 Apr 09	285,902,687.00	17,167,701.00
25 Apr 09	to	25 May 09	268,734,986.00	16,034,603.00
25 May 09	to	25 Jun 09	252,700,383.00	14,985,196.00
25 Jun 09	to	25 Jul 09	237,715,187.00	14,012,541.00
25 Jul 09	to	25 Aug 09	223,702,646.00	13,108,797.00

25 Aug 09	to	25 Sep 09	210,593,849.00	12,128,119.00
25 Sep 09	to	25 Oct 09	198,465,730.00	10,733,450.00
25 Oct 09	to	25 Nov 09	187,732,280.00	10,140,559.00
25 Nov 09	to	25 Dec 09	177,591,721.00	9,581,030.00
25 Dec 09	to	25 Jan 10	168,010,691.00	9,052,954.00
25 Jan 10	to	25 Feb 10	158,957,737.00	8,554,431.00
25 Feb 10	to	25 Mar 10	150,403,306.00	8,083,937.00
25 Mar 10	to	25 Apr 10	142,319,369.00	7,639,873.00
25 Apr 10	to	25 May 10	134,679,496.00	7,220,678.00
25 May 10	to	25 Jun 10	127,458,818.00	127,458,818.00

ATTACHMENT II Amortization Schedule for 1621361

Calculation Period (from and including, to but excluding)			USD Notional Amount	USD Notional Reduction (at end of period)
27 Nov 06	to	26 Dec 06	1,224,396,325.00	20,727,641.00
26 Dec 06	to	25 Jan 07	1,203,668,684.00	24,508,339.00
25 Jan 07	to	26 Feb 07	1,179,160,345.00	28,256,263.00
26 Feb 07	to	26 Mar 07	1,150,904,082.00	31,933,205.00
26 Mar 07	to	25 Apr 07	1,118,970,877.00	35,499,625.00
25 Apr 07	to	25 May 07	1,083,471,252.00	38,914,596.00
25 May 07	to	25 Jun 07	1,044,556,656.00	42,135,028.00
25 Jun 07	to	25 Jul 07	1,002,421,628.00	45,119,226.00
25 Jul 07	to	27 Aug 07	957,302,402.00	45,704,415.00
27 Aug 07	to	25 Sep 07	911,597,987.00	43,605,097.00
25 Sep 07	to	25 Oct 07	867,992,890.00	41,506,379.00
25 Oct 07	to	26 Nov 07	826,486,511.00	39,509,980.00
26 Nov 07	to	26 Dec 07	786,976,531.00	37,609,856.00
26 Dec 07	to	25 Jan 08	749,366,675.00	35,762,117.00
25 Jan 08	to	25 Feb 08	713,604,558.00	34,007,563.00
25 Feb 08	to	25 Mar 08	679,596,995.00	32,384,176.00
25 Mar 08	to	25 Apr 08	647,212,819.00	30,859,299.00
25 Apr 08	to	27 May 08	616,353,520.00	29,409,973.00
27 May 08	to	25 Jun 08	586,943,547.00	38,396,671.00
25 Jun 08	to	25 Jul 08	548,546,876.00	47,021,774.00
25 Jul 08	to	25 Aug 08	501,525,102.00	42,447,414.00
25 Aug 08	to	25 Sep 08	459,077,688.00	38,333,670.00
25 Sep 08	to	27 Oct 08	420,744,018.00	34,671,607.00
27 Oct 08	to	25 Nov 08	386,072,411.00	26,679,399.00
25 Nov 08	to	26 Dec 08	359,393,012.00	19,267,884.00
26 Dec 08	to	26 Jan 09	340,125,128.00	18,215,698.00
26 Jan 09	to	25 Feb 09	321,909,430.00	17,614,624.00
25 Feb 09	to	25 Mar 09	304,294,806.00	18,392,119.00
25 Mar 09	to	27 Apr 09	285,902,687.00	17,167,701.00
27 Apr 09	to	26 May 09	268,734,986.00	16,034,603.00
26 May 09	to	25 Jun 09	252,700,383.00	14,985,196.00
25 Jun 09	to	27 Jul 09	237,715,187.00	14,012,541.00
27 Jul 09	to	25 Aug 09	223,702,646.00	13,108,797.00
25 Aug 09	to	25 Sep 09	210,593,849.00	12,128,119.00
25 Sep 09	to	26 Oct 09	198,465,730.00	10,733,450.00
26 Oct 09	to	25 Nov 09	187,732,280.00	10,140,559.00
25 Nov 09	to	28 Dec 09	177,591,721.00	9,581,030.00
28 Dec 09	to	25 Jan 10	168,010,691.00	9,052,954.00
25 Jan 10	to	25 Feb 10	158,957,737.00	8,554,431.00
25 Feb 10	to	25 Mar 10	150,403,306.00	8,083,937.00
25 Mar 10	to	26 Apr 10	142,319,369.00	7,639,873.00
26 Apr 10	to	25 May 10	134,679,496.00	7,220,678.00
25 May 10	to	25 Jun 10	127,458,818.00	127,458,818.00